Schedule of Investments PIMCO Income Strategy Fund	September 30, 2024 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 104.8% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 31.2%
Advisor Group, Inc. 8.845% due 08/17/2028		$200	$198
Air Canada 7.253% (TSFR3M + 2.500%) due 03/21/2031 ~		100	100
AL GCX Holdings LLC 7.868% (TSFR1M + 2.750%) due 05/17/2029 ~		1,492	1,497
AP Core Holdings LLC 10.460% due 09/01/2027		7,085	6,502
AVSC Holding Corp. (8.445% Cash and 0.250% PIK) 8.695% due 03/03/2025 (b)		1,897	1,891
BDO U.S.A. PC 10.845% due 08/31/2028 «		1,347	1,360
Cengage Learning, Inc. 9.538% (TSFR6M + 4.250%) due 03/22/2031 ~		798	801
CoreWeave Compute Acquisition Co. LLC TBD% (TSFR3M + 6.000%) due 05/16/2029 «~µ		3,200	3,202
Diamond Sports Group LLC TBD% due 05/25/2026 «		4,157	3,456
DirecTV Financing LLC 9.960% due 08/02/2027		334	335
Element Materials Technology Group U.S. Holdings, Inc.
8.354% due 07/06/2029		1,358	1,363
9.185% due 07/06/2029		628	631
Encina Private Credit LLC TBD% - 9.027% due 11/30/2025 «µ		801	785
Envision Healthcare Corp.
11.078% due 07/20/2026 «		542	542
13.203% due 11/03/2028 «		6,777	7,014
EPIC Y-Grade Services LP 11.068% (TSFR3M + 5.750%) due 06/29/2029 ~		1,100	1,098
Finastra U.S.A., Inc.
TBD% due 09/13/2029 «µ		56	56
TBD% due 09/13/2029 «		541	546
First Brands Group LLC TBD% due 03/30/2027		1,594	1,580
Galaxy U.S. Opco, Inc. 10.002% due 04/29/2029		1,781	1,499
Gateway Casinos & Entertainment Ltd.
12.531% due 10/18/2027	CAD	2,034	1,527
13.221% due 10/15/2027		$3,420	3,471
iHeartCommunications, Inc. 8.210% due 05/01/2026		320	277
Ivanti Software, Inc. 9.833% due 12/01/2027		4,666	3,978
J & J Ventures Gaming LLC 9.960% (TSFR1M + 5.000%) due 04/26/2028 «~		790	790
LABL, Inc. TBD% due 10/29/2028		1,596	1,563
Lealand Finance Co. BV 7.960% due 06/30/2027		40	22
Lealand Finance Co. BV (5.969% Cash and 3.000% PIK) 8.969% due 12/31/2027 (b)		208	80
LifePoint Health, Inc. 10.054% (TSFR3M + 4.750%) due 11/16/2028 ~		2,627	2,629
Magenta Security Holdings LLC
11.626% due 07/27/2028		261	79
12.126% due 07/27/2028		59	56
12.376% due 07/27/2028		75	53
MI Windows and Doors LLC 8.345% due 03/28/2031		100	100
MPH Acquisition Holdings LLC 9.569% due 09/01/2028		4,782	3,627
Obol France 3 SAS 8.580% (Euribor 6MO + 4.750%) due 12/31/2025 ~	EUR	3,100	3,325
Ontario Gaming GTA LP 8.893% due 08/01/2030		$99	99
Poseidon Bidco SASU 8.345% (Euribor 3MO + 5.000%) due 03/13/2030 ~	EUR	1,600	1,381
Promotora de Informaciones SA 8.898% (Euribor 3MO + 5.220%) due 12/31/2026 ~		8,567	9,457
Promotora de Informaciones SA (6.648% Cash and 5.000% PIK) 11.648% (Euribor 3MO + 2.970%) due 06/30/2027 «~(b)		160	170

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

RealPage, Inc. TBD% due 04/24/2028		$1,416	1,377
SCUR-Alpha 1503 GmbH
9.136% (Euribor 3MO + 5.500%) due 03/29/2030 ~	EUR	1,100	1,191
10.752% due 03/29/2030		$1,675	1,601
Steenbok Lux Finco 2 SARL 10.000TBD% due 06/30/2026	EUR	8,559	3,138
Subcalidora 2 SARL 9.095% (Euribor 3MO + 5.750%) due 08/14/2029 «~		1,566	1,708
Syniverse Holdings, Inc. 11.604% due 05/13/2027		$8,958	8,870
Triton Water Holdings, Inc. 8.604% (TSFR3M + 4.000%) due 03/31/2028 ~		299	299
U.S. Renal Care, Inc. 9.960% due 06/20/2028		9,544	8,737
Unicorn Bay 13.000% due 12/31/2026 «	HKD	25,456	3,295
Upfield BV 8.178% (Euribor 6MO + 4.500%) due 01/03/2028 ~	EUR	1,700	1,894
Veritas U.S., Inc. 9.960% due 09/01/2025		$1,987	1,870
Vistra Zero Operating Co. LLC 7.595% due 04/30/2031		199	200
Wesco Aircraft Holdings, Inc. TBD% - 13.445% (TSFR3M + 8.600%) due 10/31/2024 «~		3,373	3,610
Westmoreland Mining Holdings LLC 8.000% due 03/15/2029		802	525
Windstream Services LLC
8.945% due 02/23/2027 «		3,130	3,130
11.195% due 09/21/2027		417	418
WS Audiology 9.564% (TSFR6M + 4.250%) due 02/28/2029 ~		100	100

Total Loan Participations and Assignments (Cost $111,779)			109,103

CORPORATE BONDS & NOTES 38.7%
BANKING & FINANCE 8.1%
Adler Financing SARL 12.500% due 12/31/2028 (b)	EUR	2,559	2,970
Armor Holdco, Inc. 8.500% due 11/15/2029 (i)		$2,000	1,922
Banca Monte dei Paschi di Siena SpA 10.500% due 07/23/2029	EUR	1,442	1,974
Barclays PLC
6.490% due 09/13/2029 •(i)		$200	213
6.692% due 09/13/2034 •(i)		300	334
7.437% due 11/02/2033 •(i)		970	1,120
BOI Finance BV 7.500% due 02/16/2027	EUR	1,500	1,584
CaixaBank SA 6.840% due 09/13/2034 •(i)		$200	223
CBRE Services, Inc. 5.950% due 08/15/2034 (i)		400	430
Claveau Re Ltd. 21.796% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		467	327
Credicorp Capital Sociedad Titulizadora SA 10.100% due 12/15/2043	PEN	500	139
Credit Suisse AG AT1 Claim 0.000% due 12/31/2060		$3,840	490
GSPA Monetization Trust 6.422% due 10/09/2029		996	1,004
Hestia Re Ltd. 14.626% (T-BILL 1MO + 10.080%) due 04/22/2025 ~		469	438
Integrity Re Ltd. 27.546% (T-BILL 1MO + 23.000%) due 06/08/2026 ~		1,000	1,074
JAB Holdings BV
3.750% due 05/28/2051 (i)		250	174
4.500% due 04/08/2052		100	80
Long Walk Reinsurance Ltd. 14.296% (T-BILL 3MO + 9.750%) due 01/30/2031 ~		400	408
Sammons Financial Group, Inc. 6.875% due 04/15/2034 (i)		100	107
Sanders Re Ltd. 17.546% (T-BILL 3MO + 13.000%) due 04/09/2029 ~		714	634
Societe Generale SA 6.691% due 01/10/2034 •(i)		400	433
SVB Financial Group
1.800% due 02/02/2031 ^(c)		607	355
2.100% due 05/15/2028 ^(c)		100	59
3.125% due 06/05/2030 ^(c)		100	59
4.345% due 04/29/2028 ^(c)		300	176
4.570% due 04/29/2033 ^(c)		800	469
Titanium 2l Bondco SARL 6.250% due 01/14/2031 (b)	EUR	3,784	1,188

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

UBSGroup AG
6.537% due 08/12/2033 •(i)		$250	276
9.016% due 11/15/2033 •(i)		250	316
Uniti Group LP
6.000% due 01/15/2030 (i)		4,868	4,158
6.500% due 02/15/2029 (i)		1,400	1,217
Ursa Re Ltd. 13.796% (T-BILL 3MO + 9.250%) due 12/07/2028 ~		400	418
VICI Properties LP
3.875% due 02/15/2029 (i)		1,800	1,725
4.500% due 01/15/2028 (i)		1,280	1,265
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(c)		1,774	0
Winston RE Ltd. 14.796% (T-BILL 3MO + 10.250%) due 02/26/2031 ~		250	262
Yosemite Re Ltd. 15.197% (T-BILL 3MO + 10.595%) due 06/06/2025 ~		390	407

			28,428

INDUSTRIALS 24.1%
Carvana Co. (11.000% Cash and 13.000% PIK) 24.000% due 06/01/2030 (b)		1,601	1,715
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (b)		2,984	3,465
CVS Pass-Through Trust 7.507% due 01/10/2032 (i)		281	299
DISH DBS Corp.
5.250% due 12/01/2026		3,520	3,259
5.750% due 12/01/2028		3,560	3,117
Ecopetrol SA 8.375% due 01/19/2036 (i)		200	205
Exela Intermediate LLC (5.750% Cash and 5.750% PIK) 11.500% due 04/15/2026 (b)		38	6
Fertitta Entertainment LLC 6.750% due 01/15/2030		1,600	1,492
Ford Motor Co. 7.700% due 05/15/2097 (i)		4,805	5,240
GN Bondco LLC 9.500% due 10/15/2031 (i)		1,600	1,686
HCA, Inc. 7.500% due 11/15/2095 (i)		1,050	1,203
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (i)		7,443	7,140
Inter Media & Communication SpA 6.750% due 02/09/2027 (i)	EUR	892	1,009
JetBlue Airways Corp. 9.875% due 09/20/2031		$1,700	1,792
Kronos Acquisition Holdings, Inc.
8.250% due 06/30/2031		2	2
10.750% due 06/30/2032		1,600	1,512
Legacy LifePoint Health LLC 4.375% due 02/15/2027		200	196
LifePoint Health, Inc.
9.875% due 08/15/2030 (i)		400	441
11.000% due 10/15/2030 (i)		1,400	1,581
Market Bidco Finco PLC 4.750% due 11/04/2027	EUR	400	429
Miter Brands Acquisition Holdco, Inc. 6.750% due 04/01/2032 (i)		$100	104
New Albertsons LP 6.570% due 02/23/2028		2,800	2,791
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 (i)		500	335
11.750% due 10/15/2028 (i)		300	296
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (i)		5,300	5,024
Olympus Water U.S. Holding Corp. 5.375% due 10/01/2029	EUR	1,400	1,469
Petroleos Mexicanos
6.700% due 02/16/2032 (i)		$830	745
6.840% due 01/23/2030 (i)		400	371
8.750% due 06/02/2029 (i)		765	775
PetSmart, Inc. 7.750% due 02/15/2029 (i)		900	889
Topaz Solar Farms LLC
4.875% due 09/30/2039 (i)		798	722
5.750% due 09/30/2039 (i)		3,870	3,851
Transocean, Inc. 8.250% due 05/15/2029 (i)		1,500	1,488
U.S. Renal Care, Inc. 10.625% due 06/28/2028		843	740
Valaris Ltd. 8.375% due 04/30/2030 (i)		356	367
Vale SA 0.000% due 12/29/2049 ~(g)	BRL	60,000	3,690

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

VentureGlobal LNG, Inc.
9.500% due 02/01/2029 (i)		$800	902
9.875% due 02/01/2032 (i)		1,200	1,334
Viridien
7.750% due 04/01/2027	EUR	2,900	3,196
8.750% due 04/01/2027 (i)		$1,944	1,896
Vital Energy, Inc. 7.875% due 04/15/2032 (i)		100	97
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 ^«(b)(c)		13,761	11,591
Windstream Escrow LLC 7.750% due 08/15/2028 (i)		4,700	4,708
Yinson Boronia Production BV 8.947% due 07/31/2042 (i)		800	857

			84,027

UTILITIES 6.5%
FORESEA Holding SA
7.500% due 06/15/2030 (i)		195	186
7.500% due 06/15/2030		272	261
NGD Holdings BV 6.750% due 12/31/2026		165	123
Northwestern Bell Telephone 7.750% due 05/01/2030		7,000	4,664
Oi SA (10.000% Cash or 6.000% PIK) 10.000% due 06/30/2027 (b)		6,274	5,458
Oi SA (8.000% PIK) 8.500% due 12/31/2028 (b)		13,836	1,384
Pacific Gas & Electric Co.
4.000% due 12/01/2046 (i)		1,004	800
4.200% due 03/01/2029 (i)		900	886
4.450% due 04/15/2042 (i)		322	281
4.750% due 02/15/2044 (i)		1,826	1,631
4.950% due 07/01/2050 (i)		2,172	1,976
Peru LNG SRL 5.375% due 03/22/2030		4,400	4,062
Vistra Operations Co. LLC 6.950% due 10/15/2033 (i)		800	902

			22,614

Total Corporate Bonds & Notes (Cost $151,882)			135,069

CONVERTIBLE BONDS & NOTES 0.4%
INDUSTRIALS 0.4%
DISH Network Corp. 3.375% due 08/15/2026		1,600	1,296

Total Convertible Bonds & Notes (Cost $1,600)			1,296

MUNICIPAL BONDS & NOTES 1.5%
MICHIGAN 0.3%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044		1,300	1,038

PUERTO RICO 0.6%
Commonwealth of Puerto Rico Bonds, Series 2022 0.000% due 11/01/2051		3,277	2,146

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (e)		21,900	2,156

Total Municipal Bonds & Notes (Cost $5,122)			5,340

U.S. GOVERNMENT AGENCIES 1.5%
Fannie Mae
0.000% due 12/25/2040 •(i)		122	122
0.655% due 02/25/2049 •(a)		210	27
3.500% due 12/25/2032 - 12/25/2049 (a)		373	60
3.500% due 03/25/2042 (a)(i)		752	57
4.000% due 11/25/2042 (a)(i)		563	63
Freddie Mac
0.000% due 11/15/2040 •(i)		104	94
0.700% due 11/25/2055 ~(a)		15,780	1,056
3.000% due 11/15/2033 (a)		685	31
6.155% due 11/25/2055 «~		3,744	2,547

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

12.945% due 12/25/2027 •		1,179	1,219

Total U.S. Government Agencies (Cost $5,408)			5,276

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.7%
Atrium Hotel Portfolio Trust 6.824% due 06/15/2035 •		1,200	1,199
Banc of America Funding Trust 6.000% due 08/25/2036		313	288
BCAP LLC Trust
3.970% due 03/27/2036 ~		571	400
4.485% due 03/26/2037 þ		290	441
Bear Stearns ALT-A Trust
4.492% due 09/25/2047 ~		1,667	838
5.080% due 11/25/2036 ~		130	67
5.289% due 06/25/2046 •		711	639
5.464% due 09/25/2035 ~		98	50
CALI Mortgage Trust 3.957% due 03/10/2039 (i)		1,600	1,490
CD Mortgage Trust 5.688% due 10/15/2048		137	129
Chase Mortgage Finance Trust
4.815% due 12/25/2035 ~		1	1
6.000% due 02/25/2037		297	117
6.000% due 07/25/2037		203	93
6.250% due 10/25/2036		525	213
Citicorp Mortgage Securities Trust 5.500% due 04/25/2037		4	4
Colony Mortgage Capital Ltd.
7.258% due 11/15/2038 •		1,100	1,034
7.954% due 11/15/2038 •		1,600	1,399
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036		683	401
6.000% due 08/25/2037 ~		337	181
Countrywide Alternative Loan Trust
5.319% due 05/25/2037 •		116	35
5.500% due 03/25/2035		97	41
5.500% due 12/25/2035		847	454
5.750% due 01/25/2035		49	49
5.770% due 04/25/2036 ~		125	111
6.000% due 02/25/2035		104	87
6.000% due 08/25/2036 •		117	70
6.000% due 12/25/2036		1,329	397
6.000% due 04/25/2037		348	164
6.250% due 11/25/2036		193	147
6.250% due 12/25/2036 •		614	272
6.500% due 08/25/2036		184	61
Countrywide Home Loan Mortgage Pass-Through Trust
5.066% due 02/20/2035 ~		1	1
5.500% due 10/25/2035		149	85
6.250% due 09/25/2036		157	62
Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.904% due 11/10/2032 ~		1,000	199
9.794% due 07/15/2032 •		3,147	3,075
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 6.919% due 06/25/2034 •		2,030	2,008
Eurosail PLC 9.099% due 06/13/2045 •	GBP	239	265
Freddie Mac 13.080% due 11/25/2041 •		$1,900	2,063
GS Mortgage Securities Corp. Trust 8.497% due 08/15/2039 •(i)		550	552
GSR Mortgage Loan Trust 6.000% due 02/25/2036		1,008	416
HarborView Mortgage Loan Trust
5.072% due 07/19/2035 ~		12	9
5.799% due 01/19/2035 •		17	15
Hilton USA Trust 2.828% due 11/05/2035 (i)		400	344
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037		1,634	510
JP Morgan Alternative Loan Trust
4.136% due 03/25/2037 ~		329	263
4.705% due 03/25/2036 ~		313	221
JP Morgan Chase Commercial Mortgage Securities Trust
6.663% due 07/05/2033 •(i)		1,182	1,016
6.744% due 11/15/2035 •		1,300	1,118
7.094% due 11/15/2035 •		600	473
7.444% due 02/15/2035 •		848	819
9.394% due 02/15/2035 •		1,951	1,879
JP Morgan Mortgage Trust
5.334% due 01/25/2037 ~		67	58
5.541% due 02/25/2036 ~		73	50
Lehman XS Trust 5.409% due 06/25/2047 •		360	357

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

MerrillLynch Mortgage Investors Trust 4.243% due 03/25/2036 ~		441	217
Morgan Stanley Bank of America Merrill Lynch Trust 3.708% due 05/15/2046 ~		311	289
Morgan Stanley Capital Trust 9.744% due 11/15/2034 •		1,200	1,190
Morgan Stanley Mortgage Loan Trust 5.962% due 06/25/2036 ~		2,036	592
Residential Asset Securitization Trust
5.750% due 02/25/2036		372	136
6.000% due 07/25/2037		1,784	679
6.250% due 09/25/2037		1,159	489
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 09/25/2036		41	33
6.000% due 06/25/2037		542	432
Seasoned Credit Risk Transfer Trust
3.813% due 05/25/2057 ~		278	118
4.357% due 05/25/2064 «~		300	149
Soho Trust 2.786% due 08/10/2038 ~		2,000	1,379
Structured Adjustable Rate Mortgage Loan Trust
4.635% due 01/25/2036 ~		393	222
5.528% due 11/25/2036 ~		328	254
SunTrust Adjustable Rate Mortgage Loan Trust
5.606% due 02/25/2037 ~		30	26
5.842% due 04/25/2037 ~		177	103
Verus Securitization Trust 7.834% due 06/25/2069 ~		500	495
WaMu Mortgage Pass-Through Certificates Trust
3.966% due 10/25/2036 ~		146	126
4.168% due 02/25/2037 ~		112	95
4.286% due 12/25/2046 •		149	132
5.869% due 10/25/2045 •		1,536	1,322
Wells Fargo Mortgage-Backed Securities Trust 6.000% due 06/25/2037		13	12
WSTN Trust
7.958% due 07/05/2037 ~(i)		800	838
8.748% due 07/05/2037 ~		800	830
10.174% due 07/05/2037 ~		600	613

Total Non-Agency Mortgage-Backed Securities (Cost $40,313)			37,501

ASSET-BACKED SECURITIES 6.1%
ABFC Trust 5.269% due 10/25/2036 •		187	198
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,750	614
Apidos CLO 0.000% due 01/20/2031 ~		$2,200	796
Argent Securities Trust 5.349% due 03/25/2036 •		5,686	3,160
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	1,070	869
Bear Stearns Asset-Backed Securities Trust 6.500% due 10/25/2036		$213	81
Belle Haven ABS CDO Ltd. 8.750% due 07/05/2046 •		85,896	179
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	322
0.000% due 10/22/2031 ~		1,000	126
Citigroup Mortgage Loan Trust 5.269% due 12/25/2036 •		2,556	1,029
College Avenue Student Loans LLC
0.000% due 06/25/2054 «(e)		5	2,289
6.610% due 06/25/2054 «		626	650
8.660% due 06/25/2054 «		902	956
Dryden CLO Ltd. 0.000% due 07/17/2031 ~		5,689	1,368
Marlette Funding Trust
0.000% due 07/16/2029 «(e)		6	19
0.000% due 03/15/2030 «(e)		3	52
Merrill Lynch Mortgage Investors Trust 5.289% due 04/25/2037 •		173	88
Morgan Stanley Mortgage Loan Trust
5.209% due 04/25/2037 •		2,414	664
6.250% due 02/25/2037 ~		187	106
Ownit Mortgage Loan Trust 5.464% due 03/25/2037 •		2,306	2,321
People's Choice Home Loan Securities Trust 5.854% due 06/25/2034 •		395	375
Residential Asset Mortgage Products Trust 5.529% due 09/25/2036 •		88	83
Securitized Asset-Backed Receivables LLC Trust 5.249% due 05/25/2036 •		3,703	1,946
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(e)		1	534

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

SLMStudent Loan Trust 0.000% due 01/25/2042 «(e)		2	388
SoFi Professional Loan Program LLC 0.000% due 09/25/2040 «(e)		846	79
Taberna Preferred Funding Ltd. 5.884% due 08/05/2036 •		2,364	2,128

Total Asset-Backed Securities (Cost $40,647)			21,420

SOVEREIGN ISSUES 3.3%
Argentina Government International Bond
0.750% due 07/09/2030 þ		1,665	937
1.000% due 07/09/2029		366	239
3.500% due 07/09/2041 þ		2,872	1,315
4.125% due 07/09/2035 þ		1,948	939
4.125% due 07/09/2046 þ		115	58
5.000% due 01/09/2038 þ(i)		6,188	3,261
Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	73,000	1,239
13.000% due 01/30/2026		58,500	998
Ghana Government International Bond
6.375% due 02/11/2027 ^(c)		$300	157
7.875% due 02/11/2035 ^(c)		400	213
8.750% due 03/11/2061 ^(c)		200	107
Peru Government International Bond
6.900% due 08/12/2037	PEN	900	250
6.950% due 08/12/2031		200	58
Romania Government International Bond
5.375% due 03/22/2031	EUR	190	217
5.500% due 09/18/2028		500	584
6.375% due 09/18/2033		500	598
Turkey Government International Bond 51.594% due 05/17/2028 ~	TRY	13,466	391
Venezuela Government International Bond
6.000% due 06/30/2049		$120	15
8.250% due 10/13/2024 ^(c)		12	2
9.250% due 09/15/2027 ^(c)		151	24

Total Sovereign Issues (Cost $12,404)			11,602

		SHARES
COMMON STOCKS 10.2%
COMMUNICATION SERVICES 2.4%
Clear Channel Outdoor Holdings, Inc.(d)		261,329	418
iHeartMedia, Inc. 'A'(d)		62,317	115
iHeartMedia, Inc. 'B'«(d)		48,387	81
Promotora de Informaciones SA 'A'(d)		130,203	47
Syniverse Holdings, Inc.«(h)		1,307,224	1,272
Windstream Units«(d)		272,031	6,313

			8,246

CONSUMER DISCRETIONARY 1.5%
Neiman Marcus Group Ltd. LLC«(d)(h)		39,846	5,234
West Marine«(d)(h)		1,500	9

			5,243

CONSUMER STAPLES 0.0%
Steinhoff International Holdings NV«(d)(h)		12,793,342	0

FINANCIALS 1.8%
Banca Monte dei Paschi di Siena SpA		523,500	3,020
Intelsat Emergence SA«(h)		113,713	3,378

			6,398

HEALTH CARE 4.2%
Amsurg Equity«(d)(h)		275,005	14,830

INDUSTRIALS 0.3%
Drillco Holding Lux SA«(h)		26,444	652
Forsea Holding SA«		10,980	271
Westmoreland Mining Holdings«(d)(h)		25,226	22

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

WestmorelandMining LLC«(d)(h)	25,448	108

		1,053

Total Common Stocks (Cost $30,617)		35,770

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
West Marine - Exp. 09/08/2028«	195	0

FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027«	277	0

Total Warrants (Cost $2,268)		0

PREFERRED SECURITIES 0.5%
BANKING & FINANCE 0.5%
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(g)	35,000	33
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(g)(i)	1,246,400	1,583
SVB Financial Group
4.000% due 05/15/2026 ^(c)(g)	100,000	0
4.250% due 11/15/2026 ^(c)(g)	100,000	0
4.700% due 11/15/2031 ^(c)(g)	140,000	0

Total Preferred Securities (Cost $1,706)		1,616

REAL ESTATE INVESTMENT TRUSTS 0.6%
REAL ESTATE 0.6%
Uniti Group, Inc.	98,821	557
VICI Properties, Inc.	45,844	1,527

Total Real Estate Investment Trusts (Cost $933)		2,084

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.1%
U.S. TREASURY BILLS 0.1%
5.287% due 10/24/2024 (e)(f)	$265	264

Total Short-Term Instruments (Cost $264)		264

Total Investments in Securities (Cost $404,943)		366,341

	SHARES
INVESTMENTS IN AFFILIATES 11.5%
SHORT-TERM INSTRUMENTS 11.5%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.5%
PIMCO Short-Term Floating NAV Portfolio III	4,112,633	40,045

Total Short-Term Instruments (Cost $40,013)		40,045

Total Investments in Affiliates (Cost $40,013)		40,045

Total Investments 116.3% (Cost $444,956)		$406,386
Financial Derivative Instruments(j)(k)(0.0)%(Cost or Premiums, net $(2,433))		(125)
Auction-Rate Preferred Shares (0.3)%		(925)
Other Assets and Liabilities, net (16.0)%		(55,839)

Net Assets Applicable to Common Shareholders 100.0%		$349,497

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^					Security is in default.
«					Security valued using significant unobservable inputs (Level 3).
µ					All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ					Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)					Security is an Interest Only ("IO") or IO Strip.
(b)					Payment in-kind security.
(c)					Security is not accruing income as of the date of this report.
(d)					Security did not produce income within the last twelve months.
(e)					Zero coupon security.
(f)					Coupon represents a yield to maturity.
(g)					Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)					RESTRICTED SECURITIES:
Issuer Description		Acquisition Date		Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Amsurg Equity		11/02/2023 - 11/06/2023		$11,491	$14,830	4.24%
Drillco Holding Lux SA		06/08/2023		529	652	0.19
Intelsat Emergence SA		06/19/2017 - 02/23/2024		7,942	3,378	0.97
Neiman Marcus Group Ltd. LLC		09/25/2020		1,306	5,234	1.50
Steinhoff International Holdings NV		06/30/2023 - 10/30/2023		0	0	0.00
Syniverse Holdings, Inc.		05/12/2022 - 05/31/2024		1,287	1,272	0.36
West Marine		09/12/2023		22	9	0.00
Westmoreland Mining Holdings		12/08/2014 - 10/19/2016		727	22	0.01
Westmoreland Mining LLC		06/30/2023		168	108	0.03

				$23,472	$25,505	7.30%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BMO	5.190%	09/23/2024	11/20/2024		$(408)	$(409)
BOS	5.630	08/08/2024	11/08/2024		(666)	(672)
	5.810	08/05/2024	11/05/2024		(6,229)	(6,286)
BPS	3.820	09/18/2024	TBD(2)	EUR	(1,130)	(1,259)
	3.895	09/04/2024	TBD(2)		(756)	(844)
BRC	4.000	09/20/2024	TBD(2)		$(269)	(270)
BYR	5.320	08/19/2024	11/19/2024		(1,667)	(1,679)
	5.320	08/20/2024	11/19/2024		(1,349)	(1,358)
	5.320	08/23/2024	11/21/2024		(2,041)	(2,053)
	5.340	07/24/2024	11/20/2024		(3,607)	(3,647)
CDC	5.220	10/01/2024	01/03/2025		(3,067)	(3,067)
	5.260	09/16/2024	01/14/2025		(269)	(270)
	5.390	09/16/2024	01/14/2025		(10,004)	(10,029)
	5.390	09/25/2024	01/14/2025		(763)	(764)
	5.500	08/19/2024	11/19/2024		(279)	(280)
	5.510	09/30/2024	01/21/2025		(607)	(607)
	5.680	07/23/2024	10/23/2024		(160)	(162)
	5.800	07/26/2024	10/28/2024		(672)	(679)
	5.800	09/17/2024	10/28/2024		(158)	(158)
	5.890	07/01/2024	10/01/2024		(2,920)	(2,964)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

DEU	5.500	09/12/2024	12/10/2024	(1,783)	(1,788)
5.590	07/29/2024	10/28/2024	(100)	(101)
IND	5.280	09/09/2024	03/06/2025	(757)	(760)
5.410	09/18/2024	12/17/2024	(94)	(94)
5.420	09/18/2024	12/17/2024	(372)	(373)
5.510	09/27/2024	12/30/2024	(485)	(486)
5.530	09/27/2024	12/30/2024	(812)	(812)
5.580	09/27/2024	12/30/2024	(672)	(672)
5.640	09/03/2024	12/02/2024	(1,375)	(1,381)
5.700	09/03/2024	12/02/2024	(1,600)	(1,607)
5.840	09/30/2024	12/02/2024	(3,229)	(3,229)
5.930	08/07/2024	11/08/2024	(1,170)	(1,181)
MSB	5.640	07/29/2024	01/27/2025	(293)	(296)
NOM	4.800	09/20/2024	TBD(2)	(2,989)	(2,994)
RCY	5.650	09/09/2024	10/07/2024	(273)	(274)
RTA	5.430	09/20/2024	12/19/2024	(1,479)	(1,481)
SOG	5.710	07/24/2024	10/24/2024	(497)	(503)
5.750	07/09/2024	10/09/2024	(197)	(199)
5.750	07/11/2024	10/09/2024	(2,056)	(2,083)
5.750	09/23/2024	10/09/2024	(858)	(859)
5.810	07/17/2024	10/16/2024	(268)	(272)
5.870	07/09/2024	10/09/2024	(743)	(753)
5.870	07/10/2024	10/09/2024	(310)	(314)
TDM	5.150	09/19/2024	12/18/2024	(5,245)	(5,254)

Total Reverse Repurchase Agreements	$(65,223)

(i)	Securities with an aggregate market value of $73,175 have been pledged as collateral under the terms of master agreements as of September 30, 2024.
(1)

The average amount of borrowings outstanding during the period ended September 30, 2024 was $(58,895) at a weighted average interest rate of 5.730%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(j)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2024(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	0.820%	EUR	200	$14	$2	$16	$0	$(1)
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	0.960	1,986	76	120	196	0	(4)

$90	$122	$212	$0	$(5)

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	19,100	$346	$68	$414	$0	$(10)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032	7,300	709	1,195	1,904	1	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033	3,700	412	245	657	0	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	300	(1)	211	210	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	$12,700	(1)	366	365	3	0
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	6,400	1	183	184	1	0
Pay	1-Day USD-SOFR Compounded-OIS	5.250	Annual	06/17/2025	56,000	134	281	415	0	(34)
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	1,000	0	40	40	1	0
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/15/2026	15,300	249	(574)	(325)	0	(24)
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027	4,900	(1)	293	292	9	0
Pay	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027	21,600	(51)	(1,132)	(1,183)	0	(41)
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027	2,730	(1)	159	158	5	0

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

Pay	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027		10,900	(27)	(540)	(567)	0	(21)
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027		4,500	(1)	249	248	9	0
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/17/2027		18,000	(48)	(838)	(886)	0	(35)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		28,100	106	(882)	(776)	0	(61)
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		15,100	(3)	1,243	1,240	37	0
Receive	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	08/24/2028		16,100	(4)	1,340	1,336	41	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		49,900	1,404	(2,245)	(841)	0	(134)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		14,500	(274)	30	(244)	40	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		61,800	(6,367)	983	(5,384)	0	(172)
Receive	1-Day USD-SOFR Compounded-OIS	1.160	Semi-Annual	04/12/2031		1,400	0	205	205	4	0
Pay	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	04/12/2031		7,000	(14)	(913)	(927)	0	(19)
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		36,300	2,460	3,606	6,066	93	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		20,100	(281)	2,534	2,253	52	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		12,500	(1,710)	214	(1,496)	0	(37)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		19,000	172	(172)	0	0	(59)
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2044		75,300	(212)	11,669	11,457	0	(304)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		3,200	(22)	936	914	9	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		8,400	(21)	2,773	2,752	22	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		8,800	(34)	2,716	2,682	24	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		1,700	(5)	409	404	5	0
Receive	1-Day USD-SOFR Compounded-OIS	1.150	Semi-Annual	12/11/2050		91,100	18	38,951	38,969	211	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	3,900	97	(122)	(25)	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	3,400	62	407	469	0	(10)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		3,600	326	273	599	0	(14)
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		9,900	139	559	698	0	(11)

							$(2,443)	$64,720	$62,277	$567	$(987)

Total Swap Agreements							$(2,353)	$64,842	$62,489	$567	$(992)

Cash of $9,482 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2024.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(k)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
									Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Month			Currency to be Delivered		Currency to be Received		Asset		Liability

BOA		10/2024		HKD	5,577		$716		$0		$(1)
		10/2024		PEN	528		140		0		(2)
BPS		10/2024		EUR	3,922		4,363		3		(5)
		10/2024		HKD	19,843		2,548		0		(5)
BRC		10/2024		GBP	807		1,065		0		(14)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

11/2024	$46	TRY	1,708	2	0
12/2024	7,459	280,641	187	0
CBK	10/2024	BRL	539	$99	0	0
10/2024	$99	BRL	539	0	0
11/2024	99	541	0	0
11/2024	215	EUR	192	0	(1)
12/2024	PEN	643	$171	0	(3)
DUB	10/2024	BRL	992	182	0	0
10/2024	$177	BRL	992	5	0
02/2025	111	MXN	2,251	1	0
FAR	10/2024	37,377	EUR	33,425	0	(170)
11/2024	EUR	33,425	$37,428	170	0
12/2024	PEN	503	133	0	(3)
GLM	10/2024	BRL	356	65	0	0
10/2024	DOP	46,005	770	6	0
10/2024	$65	BRL	356	0	0
10/2024	370	DOP	22,262	0	0
11/2024	DOP	76,557	$1,267	0	(2)
12/2024	22,415	369	0	(1)
12/2024	$65	BRL	358	0	0
JPM	05/2025	434	TRY	19,281	15	0
MBC	10/2024	EUR	1,660	$1,840	0	(8)
10/2024	$1,095	CAD	1,480	0	(1)
10/2024	1,071	GBP	807	8	0
11/2024	CAD	1,479	$1,095	1	0
11/2024	GBP	544	728	0	0
MYI	10/2024	EUR	27,843	31,031	37	0
SCX	10/2024	CAD	1,480	1,099	5	0
UAG	12/2024	$0	MXN	3	0	0

Total Forward Foreign Currency Contracts	$440	$(216)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.078%	$1,500	$0	$118	$118	$0
JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	0.584	EUR	100	(2)	5	3	0
MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	4.114	$400	(78)	33	0	(45)

Total Swap Agreements	$(80)	$156	$121	$(45)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2024 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2024

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

Investmentsin Securities, at Value
Loan Participations and Assignments	$0	$79,439	$29,664	$109,103
Corporate Bonds & Notes
Banking & Finance	0	28,428	0	28,428
Industrials	0	72,436	11,591	84,027
Utilities	0	22,614	0	22,614
Convertible Bonds & Notes
Industrials	0	1,296	0	1,296
Municipal Bonds & Notes
Michigan	0	1,038	0	1,038
Puerto Rico	0	2,146	0	2,146
West Virginia	0	2,156	0	2,156
U.S. Government Agencies	0	2,729	2,547	5,276
Non-Agency Mortgage-Backed Securities	0	37,352	149	37,501
Asset-Backed Securities	0	16,453	4,967	21,420
Sovereign Issues	0	11,602	0	11,602
Common Stocks
Communication Services	580	0	7,666	8,246
Consumer Discretionary	0	0	5,243	5,243
Financials	3,020	0	3,378	6,398
Health Care	0	0	14,830	14,830
Industrials	0	0	1,053	1,053
Preferred Securities
Banking & Finance	0	1,616	0	1,616
Real Estate Investment Trusts
Real Estate	2,084	0	0	2,084
Short-Term Instruments
U.S. Treasury Bills	0	264	0	264

$5,684	$279,569	$81,088	$366,341
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$40,045	$0	$0	$40,045

Total Investments	$45,729	$279,569	$81,088	$406,386

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	567	0	567
Over the counter	0	443	118	561

$0	$1,010	$118	$1,128
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(992)	0	(992)
Over the counter	0	(261)	0	(261)

$0	$(1,253)	$0	$(1,253)

Total Financial Derivative Instruments	$0	$(243)	$118	$(125)

Totals	$45,729	$279,326	$81,206	$406,261

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2024:
Category and Subcategory	Beginning Balance at 06/30/2024	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2024 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$21,006	$5,045	$(4,224)	$46	$4	$4,161	$3,626	$0	$29,664	$331
Corporate Bonds & Notes
Banking & Finance	3,771	0	(3,771)	0	16	(16)	0	0	0	(202)
Industrials	12,523	0	0	0	0	(932)	0	0	11,591	(932)
U.S. Government Agencies	2,314	0	(10)	3	3	237	0	0	2,547	237
Non-Agency Mortgage-Backed Securities	334	150	(17)	1	2	21	0	(342)	149	(2)
Asset-Backed Securities	3,352	0	0	3	0	6	1,606	0	4,967	7
Common Stocks
Communication Services(3)	5,851	0	0	0	0	1,815	0	0	7,666	1,815
Consumer Discretionary(4)	5,393	0	0	0	0	(150)	0	0	5,243	(150)
Energy	37	0	(40)	0	21	(18)	0	0	0	0
Financials	4,229	0	0	0	0	(851)	0	0	3,378	(851)
Health Care	13,614	0	0	0	0	1,216	0	0	14,830	1,216

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

Industrials	1,039	0	0	0	0	14	0	0	1,053	13
Warrants
Financials	1	0	0	0	0	(1)	0	0	0	0
Preferred Securities
Industrials	0	0	0	0	(1,058)	1,058	0	0	0	0

	$73,464	$5,195	$(8,062)	$53	$(1,012)	$6,560	$5,232	$(342)	$81,088	$1,482
Financial Derivative Instruments- Assets
Over the counter	$116	$0	$0	$0	$0	$2	$0	$0	$118	$2

Totals	$73,580	$5,195 $	$(8,062)	$53	$(1,012)	$6,562	$5,232	$(342)	$81,206	$1,484

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2024	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average%

Investments in Securities, at Value
Loan Participations and Assignments		$542	Comparable Companies			EBITDA Multiple		X	15.500	—
		10,349	Discounted Cash Flow			Discount Rate			8.080 - 99.999	33.951
		3,456	Expected Recovery			Recovery Rate			83.144	—
		3,295	Proxy Pricing			Base Price			100.000	—
		12,022	Third Party Vendor			Broker Quote			98.000 - 103.500	101.758
Corporate Bonds & Notes
Industrials		11,591	Comparable Companies/Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	1.000 - 9.500	—
U.S. Government Agencies		2,547	Discounted Cash Flow			Discount Rate			10.872	—
Non-Agency Mortgage-Backed Securities		149	Proxy Pricing			Base Price			99.999	—
Asset-Backed Securities		4,967	Discounted Cash Flow			Discount Rate			12.000 - 99.999	99.669
Common Stocks
Communication Services		6,313	Comparable Companies			EBITDA Multiple		X	4.438	—
		1,272	Discounted Cash Flow			Discount Rate			12.950	—
		81	Reference Instrument			Stock Price w/Liquidity Discount			10.000	—
Consumer Discretionary		5,234	Comparable Companies/Discounted Cash Flow			Revenue Multiple/EBITDA Multiple/Discount Rate		X/X /%	0.610/6.830/10.000	—
		9	Discounted Cash Flow/Comparable Companies			Discount Rate/Revenue multiple		%/ X	20.750/0.500	—
Financials		3,378	Comparable Companies			EBITDA Multiple		X	4.400	—
Health Care		14,830	Comparable Companies			EBITDA Multiple		X	15.500	—
Industrials		1,053	Indicative Market Quotation			Broker Quote			$0.880 - 24.656	24.656
Financial Derivative Instruments- Assets
Over the counter		118	Indicative Market Quotation			Broker Quote			7.840	—

Total		$81,206

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)									Sector type updated from Utilities and Industrials to Communication Services since prior fiscal year end.
(3)									Sector type updated from Utilities and Industrials to Consumer Discretionary since prior fiscal year end.
(4)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Notes to Financial Statements (Cont.)

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated funds for the period ended September 30, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$31,402	$51,618	$(43,000)	$6	$19	$40,045	$426	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BMO	BMO Capital Markets Corporation	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	NOM	Nomura Securities International, Inc.
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RTA	RBC (Barbados) Trading Bank Corp.
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London
BYR	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	SOG	Societe Generale Paris
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
CDC	Natixis Securities Americas LLC	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	PEN	Peruvian New Sol
BRL	Brazilian Real	GBP	British Pound	TRY	Turkish New Lira
CAD	Canadian Dollar	HKD	Hong Kong Dollar	USD (or $)	United States Dollar
DOP	Dominican Peso	MXN	Mexican Peso

Index/Spread Abbreviations:
SOFR	Secured Overnight Financing Rate	TSFR1M	Term SOFR 1-Month	TSFR6M	Term SOFR 6-Month

SONIO	Sterling Overnight Interbank Average Rate	TSFR3M	Term SOFR 3-Month

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation